Exhibit 99.1

Majesco Entertainment Company Announces

Closing of GMS Entertainment’s Acquisition of

Orid Media Ltd and Pariplay Ltd

EDISON, N.J., October 14, 2013 /Marketwire/ -- Majesco Entertainment Company (NASDAQ: COOL), an innovative provider of video games for the mass market, today announced the closing of the acquisition of the operations and substantially all of the assets of Orid Media Limited and Pariplay Limited by GMS Entertainment, which is 50% owned by the Company.

Pariplay has a core expertise in three areas: real money iGaming, real money iLottery, and social gaming. The company will continue to design and develop both fixed odd and random based online and mobile games for use in real money online games, social casinos and lottery systems. Pariplay is a licensed online gambling operator headquartered in the Isle of Man, operating online gaming sites on an owned and white label basis.

Jesse Sutton, CEO of Majesco Entertainment commented, “I am pleased that Pariplay has received the requisite regulatory approvals to allow us to complete our investment in this newly formed venture. The iGaming, iLottery and social gaming segments of the online gaming market are growing rapidly, and looking ahead, additional jurisdictions are expected to legalize real money online gaming and lottery, which will fuel further market expansion and opportunity for GMS Entertainment.”

About Majesco Entertainment Company

Majesco Entertainment Company is a provider of video games for the mass market. Building on more than 20 years of operating history, the company is focused on developing and publishing a wide range of casual video games on all leading console and handheld platforms as well as mobile devices.  Product highlights include Zumba® Fitness and Cooking Mama™. Majesco is headquartered in Edison, NJ and the company's shares are traded on the Nasdaq Stock Market under the symbol: COOL.  More info can be found online at majescoent.com or on Twitter at twitter.com/majesco.

Safe Harbor

Some statements set forth in this release, including the estimates under the headings "Fiscal 2013 Outlook" contain forward-looking statements that are subject to change. Examples of forward-looking statements include statements relating to industry prospects, our future economic performance including anticipated revenues and expenditures, results of operations or financial position, and other financial items, our business plans and objectives, including our intended product releases, and may include certain assumptions that underlie forward-looking statements. Statements including words such as "anticipate," "believe," "estimate" or "expect" and statements in the future tense are forward-looking statements. These statements are .subject to business and economic risk and reflect management’s current expectations, and involve subjects that are inherently uncertain and difficult to predict. Some of the risks and uncertainties which could cause our results to differ materially from our expectations include the following: consumer demand for our products, the availability of an adequate supply of current-generation and next-generation gaming hardware; our ability to predict consumer preferences among competing hardware platforms; consumer spending trends; the seasonal and cyclical nature of the interactive game segment; timely development and release of our products; competition in the interactive entertainment industry; developments in the law regarding protection of our products; our ability to secure licenses to valuable entertainment properties on favorable terms; our ability to manage expenses; our ability to attract and retain key personnel; adoption of new accounting regulations and standards; adverse changes in the securities markets; our ability to comply with continued listing requirements of the Nasdaq stock exchange; the availability of and costs associated with sources of liquidity; and other factors described in our filings with the SEC, including our Annual Report on Form 10-K for the year ended October 31, 2012 and our Quarterly Report on Form 10-Q for the quarter ended January 31, 2013. The Company does not undertake, and specifically disclaims any obligation, to release publicly the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

For additional information, please contact:

Company Contact:

Michael Vesey

Chief Financial Officer

732.476.1956

Investor Relations Contact:

Stephanie Prince/Jody Burfening

LHA

212.838.3777

sprince@lhai.com